Exhibit 10.1

Execution Version

June 27, 2016

To:                             Atlas Power Finance, LLC

Re:                             Amended and Restated Stock Purchase Agreement, dated as of the date hereof, by and among Atlas Power Finance, LLC, GDF SUEZ Energy North America, Inc. and International Power, S.A.

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Stock Purchase Agreement, dated as of the date hereof (as it may be amended, supplemented or otherwise modified from time to time, the “Agreement”), by and among Atlas Power Finance, LLC, a Delaware limited liability company (the “Purchaser”), GDF SUEZ Energy North America, Inc., a Delaware corporation (the “Company”), and International Power, S.A., a “societe anonyme” under the laws of Belgium. Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement.

Subject to the conditions set forth herein, the undersigned (the “Investor”) hereby agrees that, at the Closing, it will contribute or cause to be contributed (directly or through one or more Affiliated entities) an aggregate amount up to $1,585,000,000  (the “Equity Commitment”) to the Purchaser, which amount shall be used by the Purchaser to fund a portion of its obligations under Sections 3.2(c) and 4.2(b)(i) of the Agreement, and related costs and expenses; provided, that (i) to the extent that, after taking into account the proceeds of the Debt Financing, the Purchaser does not require the full amount of the Equity Commitment to fund its obligations under Sections 3.2(c) and 4.2(b)(i) of the Agreement, and related costs and expenses, the amount of the Equity Commitment to be funded by the Investor under this letter agreement will be reduced to an amount necessary to fund such obligations and related costs and expenses; provided, further, that the Investor shall not, under any circumstances, be obligated to contribute to the Purchaser more than the Equity Commitment. The Investor’s obligation to fund the Equity Commitment is subject to (i) the execution and delivery of the Agreement by the parties thereto, (ii) the satisfaction in full or waiver, on or before the Closing Date, of all of the conditions precedent set forth in Section 9.1 of the Agreement (other than any such conditions that by their nature are to be satisfied at the Closing but subject to the satisfaction or waiver of those conditions), (iii) the Debt Financing having been funded in accordance with the terms of the Debt Commitment Letter or a commitment from the lenders thereof that the Debt Financing will be funded in accordance with the terms of the Debt Commitment Letter at the Closing if the Equity Commitment is funded, and (iv) the substantially concurrent consummation of the Closing in accordance with the terms of the Agreement. For the avoidance of doubt, it is understood that the funding of the Equity Commitment will occur contemporaneous with the Closing.

The Investor’s obligation to fund the Equity Commitment will terminate automatically and immediately upon the earliest to occur of (a) the termination of the Agreement in accordance with its terms, (b) the Closing and the funding of the Equity Commitment hereunder, at which time the obligations hereunder shall be discharged, (c) commencement by the Company or any of its Affiliates of a Legal Proceeding asserting any claim for payment under or in respect of the Agreement, the limited guarantee (the “Limited Guarantee”) of even date herewith by the Investor, in favor of the Company, this letter agreement or the transactions contemplated hereby or thereby against any of the Investor Affiliates (as defined below), in each case other than (i) a Legal Proceeding against the Investor (or its successors or permitted assignees) to specifically enforce the provisions of this letter agreement as described in the sixth paragraph hereof, (ii) a Legal Proceeding against the Purchaser pursuant to the Agreement or (iii) a Legal Proceeding against the Investor pursuant to the Guarantee and (d) payment of the Reverse Termination Fee pursuant to Section 4.5 of the Agreement by the Purchaser in full and final satisfaction of all amounts in respect of such obligation.

The Investor may assign to an Affiliate all or a portion of its obligation to fund the Equity Commitment; provided, however, that any such assignment shall not relieve the Investor of its obligations under this letter agreement.

Concurrently with the execution and delivery of this letter agreement, the Investor is executing and delivering to the Company the Limited Guarantee related to certain obligations of the Purchaser under the Agreement. The Company’s remedies against the Investor under the Limited Guarantee shall, and are intended to, be the sole and exclusive remedy available to the Company and all of its Affiliates against the Investor or any of the Investor Affiliates in respect of any liabilities or obligations arising under, or in connection with, the Agreement, or the transactions contemplated thereby, including in the event the Purchaser breaches its obligations under the Agreement, whether or not any such breach is caused by the Investor’s breach of its obligations under this letter agreement, except for the right of the Company to specifically enforce the provisions of this letter agreement against the Investor to cause the Closing to occur, subject to and in accordance with the terms and conditions set forth in the Agreement and this letter agreement.

This letter agreement shall be binding solely on the Investor and its successors and permitted assignees and inure solely to the benefit of the Purchaser, and nothing set forth in this letter agreement shall be construed to confer upon or give to any Person other than the Purchaser any benefits, rights or remedies under or by reason of, or any rights to enforce or cause the Purchaser to enforce, the Equity Commitment or any other provisions of this letter agreement; provided, however, that, the Company is hereby made a third-party beneficiary of the rights granted to the Purchaser only for the purpose of obtaining specific performance of the Purchaser’s right to cause the Equity Commitment to be funded pursuant to the terms and conditions hereunder (in accordance with the terms and conditions set forth in Section 11.11 of the Agreement) and for no other purpose (including, without limitation, any claim for monetary damages hereunder). The Purchaser’s creditors shall have no right to enforce this letter agreement or to cause the Purchaser to enforce this letter agreement.

Notwithstanding anything to the contrary that may be expressed or implied in this letter agreement or any document or instrument delivered contemporaneously herewith, and notwithstanding the fact that the Investor or any of its successors or permitted assignees may be a partnership or a limited liability company, the Purchaser, by its acceptance of the benefits of this letter agreement, covenants, agrees and acknowledges that no Person other than the Investor and its successors and permitted assignees shall have any obligation hereunder and that it has no rights of recovery against, and no recourse hereunder or under any documents or instruments delivered in connection herewith shall be had against, any former, current or future director, officer, agent, advisor, attorney, representative, Affiliate (other than the Investor, the Purchaser and their successors and permitted assignees), manager or employee of the Investor (or any of their successors or assignees), against any former, current or future general or limited partner, manager, stockholder or member of the Investor (or any of their successors or assignees) or any Affiliate thereof (other than the Investor, the Purchaser and their successors and permitted assignees) or against any former, current or future director, officer, agent, advisor, attorney, representative, employee, Affiliate (other than the Investor, the Purchaser and their successors and permitted assignees), assignee (other than the Investor, the Purchaser and their successors and permitted assignees), general or limited partner, stockholder, manager or member of any of the foregoing (each, other than the Investor, the Purchaser and their successors and permitted assignees, an “Investor Affiliate”), whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of the Investor against the Investor Affiliates, by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable Law, or otherwise; provided, that (and notwithstanding anything to the contrary provided herein or in any document or instrument delivered contemporaneously herewith), nothing herein shall limit the rights of the Company against the Investor as a third-party beneficiary under this letter agreement pursuant to the terms and conditions of the sixth paragraph of this letter agreement. The parties hereto expressly agree and acknowledge that no personal liability whatsoever shall attach to, be imposed on, or otherwise be incurred by any Investor Affiliate, as such, for any obligations of the Investor under this letter agreement or the transactions contemplated hereby, under any documents or instruments delivered in connection herewith, or for any claim based on, in respect of, or by reason of, such obligations or their creation.

The Purchaser further agrees that neither it nor any of its Affiliates shall have any right of recovery against the Investor or any of the Investor Affiliates, whether by piercing of the corporate veil, by a claim on behalf of the Purchaser against the Investor or any of the Investor Affiliates, or otherwise, except for the Purchaser’s right to be capitalized by the Investor under and to the extent provided in this letter agreement and subject to the terms and conditions hereof. The  Purchaser hereby covenants and agrees that it shall not institute, and shall cause its respective Affiliates not to institute, any Legal Proceeding or bring any other claim arising under, or in connection with, the Agreement or the transactions contemplated thereby against the Investor or any Investor Affiliate except for claims against the Investor under this letter agreement.

The Investor represents and warrants to the Purchaser that:

(a)         the Investor is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization and has full power and legal right to execute and deliver this letter agreement and to perform its obligations hereunder;

(b)         the execution, delivery and performance of this letter agreement by the Investor has been and remains duly authorized by all necessary partnership action and does not contravene any provision of its organizational documents or any Law or contravene or violate any provision of, or result in the termination or acceleration of, or entitle any party to accelerate any obligation or indebtedness under, any mortgage, lease, franchise, license, permit, Contract or instrument, to which the Investor is a party or by which any of the Investor’s assets or properties are bound;

(c)          no other entity or governing body proceedings or approvals on the part of the Investor or any direct or indirect equity holders, managers or partners are necessary to authorize the execution, delivery and performance of this letter agreement;

(d)         no notice to, filing with or consent or approval of any Governmental Body having jurisdiction is required for the execution, delivery and performance of this letter agreement and no other proceedings or actions on the part of the Investor or any other Person (other than any proceedings that have previously occurred or actions that have been previously taken) are necessary in connection with the execution, delivery and performance of this letter agreement;

(e)          this letter agreement has been duly and validly executed and delivered by the Investor and constitutes the legal, valid and binding obligation of the Investor enforceable against it in accordance with its terms, except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar Laws affecting the enforcement of creditors’ rights or by general equity principles; and

(f)           the Investor has the financial capacity to pay and perform all of its obligations under this letter agreement, and at the Closing all funds necessary to fulfill the Equity Commitment under this letter agreement shall be available to the Investor.

This letter agreement shall be treated as confidential and is being provided to the Purchaser solely in connection with the Agreement. This letter agreement may not be disclosed, used, circulated, quoted or otherwise referred to in any document (other than the Agreement and any Debt Financing Documents), except with the written consent of the Investor; provided, that (a) the Purchaser may disclose this letter to the Company, (b) the Company and the Purchaser may disclose this letter agreement to their respective officers, directors, advisors and other authorized representatives and (c) the Company, the Purchaser and their respective Affiliates may disclose this letter agreement as is reasonably necessary to comply with any Law or the rules of any stock exchange on which the their respective securities are listed; provided that, in the case of this clause (c), to the extent reasonably practicable, the Company, the Purchaser or their respective Affiliates, as the case may be, shall provide the Investor with an opportunity to review in advance such disclosure.

This letter agreement may be executed by facsimile or other means of electronic transmission and in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

This letter agreement, and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this letter agreement or the negotiation, execution or performance of this letter agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this letter agreement), shall be governed by the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rules (whether of the State of Delaware or otherwise) that would cause the application of Laws of any other jurisdiction.

This letter agreement may only be amended or modified by a writing signed by the Investor and the Company.

This letter agreement amends and restates in its entirety that certain letter agreement, dated as of February 24, 2016, by and among the Investor, the Purchaser and Atlas Power, LLC.

EACH OF THE PARTIES HERETO HEREBY (I) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE (OR, IF THE CHANCERY COURT OF THE STATE OF DELAWARE DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY STATE OR FEDERAL COURT WITHIN THE STATE OF DELAWARE) OVER ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS LETTER AGREEMENT, (II) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH DISPUTE, CLAIM OR CAUSE OF ACTION BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE AND (III) AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING BROUGHT BY OR AGAINST IT, DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT.

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Very truly yours,

DYNEGY INC.

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President & Chief Executive Officer

[Signature Page to Equity Commitment Letter]

Accepted  and Acknowledged as of
the date first written above:

ATLAS POWER FINANCE, LLC

By:	/s/ Robert C. Flexon
Name: Robert C. Flexon
Title: President & Chief Executive Officer

[Signature Page to Equity Commitment Letter]

Accepted  and Acknowledged as of

the date first written above:

GDF SUEZ ENERGY NORTH AMERICA, INC.

By:	/s/ Brenda Bayer
	Name:	Brenda Bayer
	Title:	SVP

[Signature Page to Equity Commitment Letter]